Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AN

FORTY-EIGHTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FORTY-EIGHTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has entered into a separate agreement with a third party, CSG-approved vendor (the “Check Recovery Vendor”) pursuant to which the Check Recovery Vendor shall provide Customer certain electronic check recovery services using CSG’s Check Recovery Service (defined below).

Now, therefore, CSG and Customer agree as follows as of the Effective Date:

Customer desires to use, and CSG agrees to provide Customer with, CSG’s check recovery service, as described in Exhibit A-4(h) hereto (the “Check Recovery Service”), for Customer’s production environment using a third party, CSG-approved Check Recovery Vendor (the “Check Recovery Vendor”).  Therefore:

(a)	SCHEDULE A, “Services” of the Agreement is hereby amended by adding “Check Recovery Service” to the list of Services and by adding Exhibit A-4(h), “Check Recovery Service,” attached hereto.
(b)	SCHEDULE F, “FEES,” CSG SERVICES, Section III entitled “Payment Procurement” of the Agreement is hereby amended to add a new subsection G entitled “Check Recovery Service” as follows:

G. Check Recovery Service (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Setup/Implementation	*** *******	$* (Note 2)
2.Transaction fees	*******	$* (Note 3)

Note 1: Customer shall have a separate agreement with the Check Recovery Vendor and may incur additional fees under such agreement.

Note 2: Customer and CSG agree to use commercially reasonable efforts to enter into a mutually agreeable Statement of Work for the implementation of the Check Recovery Service.

Note 3: Transaction fees are *** ******** ** ******** ** *** *** *** ***** ******** ********  However, CSG may cease providing the Check Recovery Service in the event *** ** *** **** ** *** ***** ******** ******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W Swieringa	By: /s/ Joseph T Ruble
Name: John W. Swieringa	Name: Joseph T. Ruble
Title: Senior Vice President and Chief Information Officer	Title: EVP, CAO & General Counsel
Date: 5/11/15	Date: 11 May 2015

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4(h)

Check Recovery Service

1.

Check Recovery Service.  CSG will provide to Customer, and Customer will purchase from CSG, the CSG Check Recovery Service.  The Check Recovery Service will facilitate the Check Recovery Vendor’s re-presentment and recovery of select Automated Clearing House (“ACH”) returns by sending select ACH returns to the Check Recovery Vendor for recovery processing.  The Check Recovery Service also receives files of unsuccessfully recovered ACH returns from Vendor and updates CCS accordingly.  CSG acknowledges and agrees that it will not initiate communication with Connected Subscribers to perform the service of Check Recovery Vendor’s re-presentment and recovery of ACH returns without Customer’s permission.  The foregoing shall not prevent CSG from having the Check Recovery Vendor perform the services provided herein.

2.

Requirements. CSG will provide integration to the Check Recovery Vendor’s platform enabling the Check Recovery Service.  Select ACH returns will be sent to Vendor for recovery processing.  The Check Recovery Service will also receive files from the Check Recovery Vendor of unsuccessfully collected ACH returns and will update CCS accordingly.  Customer shall have a separate agreement with the Check Recovery Vendor.  ********** ******** ********** ***** *** ** ****** ***** ************ **** ** ******** ** *** ***** ******** ****** ** *** **** ******** ** ********’* ********* ** **** ** *** ***** ******** ********

3.

Implementation. CSG hereby agrees to implement the Check Recovery Service pursuant to a Statement of Work executed by both of the parties, such Statement of Work which forms an integral part of this Agreement.  In the event CSG and Customer do not enter into an implementation Statement of Work, CSG shall not be required to provide the Check Recovery Service to Customer.

4.

Use of Payment Processing Information.  Customer and CSG agree that all information and data accessed through the Check Recovery Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

5.	Intellectual Property.

(a) No License.  Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Check Recovery Service.

(b) Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.  For clarity, the parties acknowledge and agree the Check Recovery Vendor is not an employee or agent of Customer and this Section 5(b) shall in no way be interpreted as Customer assuming any obligation or liability for the actions of the Check Recovery Vendor.  The preceding shall not apply in the event Customer violates the terms of the Agreement and such violation results in damages caused by the Check Recovery Vendor.

6.

Limitation of Liability.  CSG SHALL NOT BE LIABLE FOR ANY DAMAGES IN ANY ACTION, WHETHER BASED ON CONTRACT, TORT OR STRICT LIABILITY, ARISING OUT OF OR IN CONNECTION WITH THE CHECK RECOVERY VENDOR’S PROVISION OF THE CHECK RECOVERY SERVICES HEREUNDER, OR THE CHECK RECOVERY VENDOR’S PERFORMANCE OR FAILURE TO PERFORM ANY CHECK RECOVERY SERVICES HEREUNDER.  ALL OTHER TERMS, LIMITATIONS AND OBLIGATIONS RELATED TO THE LIMITATION OF LIABILITY AND CONSEQUENTIAL DAMAGES PROVIDED IN SECTION

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

17 ENTITLED “NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY” OF THE AGREEMENT SHALL APPLY.
7.

Termination. In addition to and notwithstanding anything to the contrary set forth in Section 19 of the Agreement, Customer and CSG agree Customer can terminate its use of the Check Recovery Service ** *** **** *** *** *** ****** **** *** (*) ******** **** ***** ******* ****** to CSG (e-mail is acceptable).  Customer shall not be entitled to a refund of any fees invoiced or incurred prior to the date of termination.